                                                                      Exhibit 24







                              Powers of Attorney
                                    Follow

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
                               -----------------


     I hereby appoint MICHAEL J. HALLORAN, JEFFREY R. LAPIC, and CHERYL SOROKIN, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of BankAmerica Corporation and file with the Securities and Exchange Commission the Corporation's Form 10-K annual report for 1995, and any amendments.


Dated:   February 6, 1996


                                                     /s/ Joseph F. Alibrandi
                                                  ------------------------------
                                                        Joseph F. Alibrandi


[BAC-Form 10-K:  Director]
4011513

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
                               -----------------


     I hereby appoint MICHAEL J. HALLORAN, JEFFREY R. LAPIC, and CHERYL SOROKIN, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of BankAmerica Corporation and file with the Securities and Exchange Commission the Corporation's Form 10-K annual report for 1995, and any amendments.


Dated:   February 6, 1996


                                                        /s/ Jill E. Barad
                                                  ------------------------------
                                                           Jill E. Barad


[BAC-Form 10-K:  Director]
4011513

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
                               -----------------


     I hereby appoint MICHAEL J. HALLORAN, JEFFREY R. LAPIC, and CHERYL SOROKIN, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of BankAmerica Corporation and file with the Securities and Exchange Commission the Corporation's Form 10-K annual report for 1995, and any amendments.


Dated:   February 6, 1996


                                                       /s/ Peter B. Bedford
                                                  ------------------------------
                                                          Peter B. Bedford


[BAC-Form 10-K:  Director]
4011513

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
                               -----------------


     I hereby appoint MICHAEL J. HALLORAN, JEFFREY R. LAPIC, and CHERYL SOROKIN, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of BankAmerica Corporation and file with the Securities and Exchange Commission the Corporation's Form 10-K annual report for 1995, and any amendments.


Dated:   February 5, 1996


                                                     /s/ Andrew F. Brimmer
                                                  ------------------------------
                                                          Andrew F. Brimmer


[BAC-Form 10-K:  Director]
4011513

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
                               -----------------


     I hereby appoint MICHAEL J. HALLORAN, JEFFREY R. LAPIC, and CHERYL SOROKIN, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of BankAmerica Corporation and file with the Securities and Exchange Commission the Corporation's Form 10-K annual report for 1995, and any amendments.


Dated:   February 2, 1996


                                                      /s/ Richard A. Clarke
                                                   -----------------------------
                                                           Richard A. Clarke


[BAC-Form 10-K:  Director]
4011513

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
                               -----------------


     I hereby appoint MICHAEL J. HALLORAN, JEFFREY R. LAPIC, and CHERYL SOROKIN, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of BankAmerica Corporation and file with the Securities and Exchange Commission the Corporation's Form 10-K annual report for 1995, and any amendments.


Dated:   February 5, 1996


                                                      /s/ Timm F. Crull
                                                 -------------------------------
                                                          Timm F. Crull


[BAC-Form 10-K:  Director]
4011513

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
                               -----------------


     I hereby appoint MICHAEL J. HALLORAN, JEFFREY R. LAPIC, and CHERYL SOROKIN, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of BankAmerica Corporation and file with the Securities and Exchange Commission the Corporation's Form 10-K annual report for 1995, and any amendments.


Dated:   February 3, 1996


                                                      /s/ Kathleen Feldstein
                                                  ------------------------------
                                                         Kathleen Feldstein


[BAC-Form 10-K:  Director]
4011513

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
                               -----------------


     I hereby appoint MICHAEL J. HALLORAN, JEFFREY R. LAPIC, and CHERYL SOROKIN, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of BankAmerica Corporation and file with the Securities and Exchange Commission the Corporation's Form 10-K annual report for 1995, and any amendments.


Dated:   February 2, 1996


                                                      /s/ Donald E. Guinn
                                                  ------------------------------
                                                        Donald E. Guinn


[BAC-Form 10-K:  Director]
4011513

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
                               -----------------


     I hereby appoint MICHAEL J. HALLORAN, JEFFREY R. LAPIC, and CHERYL SOROKIN, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of BankAmerica Corporation and file with the Securities and Exchange Commission the Corporation's Form 10-K annual report for 1995, and any amendments.


Dated:   February 5, 1996


                                                     /s/ Philip M. Hawley
                                                  ------------------------------
                                                          Philip M. Hawley


[BAC-Form 10-K:  Director]
4011513

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
                               -----------------


     I hereby appoint MICHAEL J. HALLORAN, JEFFREY R. LAPIC, and CHERYL SOROKIN, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of BankAmerica Corporation and file with the Securities and Exchange Commission the Corporation's Form 10-K annual report for 1995, and any amendments.


Dated:   February 5, 1996


                                                      /s/ Frank L. Hope, Jr.
                                                  ------------------------------
                                                          Frank L. Hope, Jr.


[BAC-Form 10-K:  Director]
4011513

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
                               -----------------


     I hereby appoint MICHAEL J. HALLORAN, JEFFREY R. LAPIC, and CHERYL SOROKIN, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of BankAmerica Corporation and file with the Securities and Exchange Commission the Corporation's Form 10-K annual report for 1995, and any amendments.


Dated:   February 4, 1996


                                                    /s/ Ignacio E. Lozano, Jr.
                                                  ------------------------------
                                                      Ignacio E. Lozano, Jr.


[BAC-Form 10-K:  Director]
4011513

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
                               -----------------


     I hereby appoint MICHAEL J. HALLORAN, JEFFREY R. LAPIC, and CHERYL SOROKIN, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of BankAmerica Corporation and file with the Securities and Exchange Commission the Corporation's Form 10-K annual report for 1995, and any amendments.


Dated:   February 6, 1996


                                                     /s/ Walter E. Massey
                                                 -------------------------------
                                                         Walter E. Massey


[BAC-Form 10-K:  Director]
4011513

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
                               -----------------


     I hereby appoint MICHAEL J. HALLORAN, JEFFREY R. LAPIC, and CHERYL SOROKIN, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of BankAmerica Corporation and file with the Securities and Exchange Commission the Corporation's Form 10-K annual report for 1995, and any amendments.


Dated:   February 3, 1996


                                                     /s/  John M. Richman
                                                  ------------------------------
                                                          John M. Richman


[BAC-Form 10-K:  Director]
4011513

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
                               -----------------


     I hereby appoint MICHAEL J. HALLORAN, JEFFREY R. LAPIC, and CHERYL SOROKIN, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of BankAmerica Corporation and file with the Securities and Exchange Commission the Corporation's Form 10-K annual report for 1995, and any amendments.


Dated:   February 4, 1996


                                                     /s/ A. Michael Spence
                                                  ------------------------------
                                                        A. Michael Spence


[BAC-Form 10-K:  Director]
4011513